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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-45722



             SUPPLEMENT DATED APRIL 25, 2002 TO THE PROSPECTUS OF
                      MORGAN STANLEY ALL STAR GROWTH FUND
                 DATED OCTOBER 15, 2001, REVISED MARCH 7, 2002


     The second sentence of the subsection titled "(1) The Mid-Cap Strategy" in the section of the Prospectus titled "THE FUND-Principal Investment Strategies" is hereby replaced by the following:


   The Investment Manager focuses on fundamental company research, including such factors as high earnings growth rates, growth stability, rising profitability, attractive business models, industry position, strong cash flows and market valuation in order to arrive at overall stock selection.